SCUDDER                                                                [logo]

Scudder Tax Free Money Fund

Supplement to Prospectus
Dated March 1, 1998

Until February 28, 1999, the Fund's investment adviser, Scudder Kemper Investments, Inc., has agreed to continue to maintain the total annualized expenses of the Fund at not more than 0.65% of average daily net assets of the Fund.



June 15, 1998